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                                                                   Exhibit 10.35

                                SEVENTH AMENDMENT
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                  SEVENTH AMENDMENT (this "Amendment"), dated as of May 17,
2001, among Ceres Group, Inc., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, the Borrower, the Banks and the Administrative Agent are party to a Credit Agreement, dated as of February 17, 1999 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Banks provide the amendments provided for herein and the Banks have agreed to provide such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 7.02(j) of the Credit Agreement is hereby amended by inserting the text ", other than the assets related to the Sale Leaseback Transaction," immediately after the text "assets" appearing in sub-clause (y) thereof.

                  2. Section 9 of the Credit Agreement is hereby amended by (a) deleting the definition of "Test Period" appearing therein, and (b) inserting the following definitions in the appropriate alphabetical location:

                  " `New Equity Issuance' shall mean the public offering of 5,000,000 shares of Borrower's common stock.

                  `Sale Leaseback Transaction' shall mean the sale leaseback transaction to be entered into by the Borrower with respect to the property located at 17800 Royalton Road in Cleveland, Ohio for a purchase offer of approximately $16,000,000 and a 15-year lease.

                  `Test Period' shall mean (a) for purposes of Section 7.11, (i) for any determination made on and prior to December 31, 2001, the period from April 1, 2001 to the last day of the fiscal quarter of the Borrower then last ended, PROVIDED that for this purpose the first Test Period shall end on June 30, 2001, and (ii) for any determination made thereafter, the four consecutive fiscal quarters of the Borrower ended on the last day of the most recently


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         ended fiscal quarter of the Borrower (taken as one accounting period)
         and (b) for purposes of Section 7.17, the four consecutive fiscal quarters of the Borrower ended on the last day of the most recently ended fiscal quarter of the Borrower (taken as one accounting period)."

                  3. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrower and the Banks hereby acknowledge and agree that the outstanding Revolving Loans shall be repaid and the Total Revolving Loan Commitment shall be permanently reduced in an amount equal to $2,500,000 from the proceeds of the earlier to occur of either (x) the Sale Leaseback Transaction, on the date of such transaction or (y) the New Equity Issuance, at the time of such issuance.

                  4. Each of the Banks hereby waives any Default or Event of Default that has arisen or will arise under the Credit Agreement solely as a result of the Borrower's non-compliance with Section 7.11 of the Credit Agreement for any Test Period ending prior to or on March 31, 2001.

                  5. Each of the Banks hereby waives any Default or Event of Default that has arisen or will arise under the Credit Agreement solely as a result of the Borrower's non-compliance with Section 7.13 of the Credit Agreement for the fiscal quarter ending on March 31, 2001.

                  6. Notwithstanding anything to the contrary contained in the Credit Agreement, the level of Consolidated Net Worth of the Borrower is hereby permitted to be less than the amount set forth in Section 7.13 of the Credit Agreement for the period (the "Waiver Period") starting April 1, 2001 through the earlier of (x) September 29, 2001 or (y) the date of the New Equity Issuance, but in no event shall the Consolidated Net Worth of the Borrower be less than $102,000,000 during such Waiver Period.

                  7. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that (i) all of the representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Seventh Amendment Effective Date, both before and after giving effect to this Amendment unless any such representation and warranty expressly indicates that it is being made as of any other specific date in which case such representation and warranty shall be true and correct in all material respects as of such other specified date, and
(ii) there exists no Default or Event of Default on the Seventh Amendment Effective Date, both before (except with respect to any Default or Event of Default described in Sections 4 and 5 of this Amendment) and after giving effect to this Amendment.

                  8. This Amendment shall become effective as of the date hereof (the "Seventh Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;



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                  9. So long as the Seventh Amendment Effective Date occurs, the
Borrower shall pay to each Bank which has consented to the Seventh Amendment, a non-refundable arrangement fee equal to 0.25% of the aggregate principal amount of its Total Commitment outstanding on the Seventh Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the Seventh Amendment Effective Date, which fees shall be distributed by the Administrative Agent to the relevant Banks in the amounts specified in the immediately preceding sentence.

                  10. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                  11. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                   CERES GROUP, INC.

                                   By: /s/ Larry E. Wharton
                                      ----------------------------------------
                                        Title: Sr. V.P. & Treasurer


                                   THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent

                                   By: /s/ Helen Newcomb
                                      ----------------------------------------
                                        Title:


                                   DRESDNER BANK AG NEW YORK BRANCH
                                       AND GRAND CAYMAN BRANCH

                                   By:
                                      ----------------------------------------
                                        Title:

                                   By:
                                      ----------------------------------------
                                        Title:


                                   KEYBANK NATIONAL ASSOCIATION

                                   By: /s/ Sherrie Manson
                                      ----------------------------------------
                                        Title: Vice President

                                   FIRSTAR BANK MILWAUKEE, N.A.

                                   By: /s/
                                      ----------------------------------------
                                        Title: Senior Vice President


                                   FLEET NATIONAL BANK

                                   By:
                                      ----------------------------------------
                                        Title:




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                                   THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                   By: /s/ Patrick N. Riley
                                      ----------------------------------------
                                        Name: Patrick N. Riley
                                        Title: Senior Credit Analyst















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